Penn Series Funds, Inc.

Mid Cap Growth Fund

Supplement dated March 7, 2014

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2013, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI

At a meeting of the Board of Directors of Penn Series Funds, Inc. (the “Company”) held on February 19, 2014, the Board of Directors approved the appointment, effective May 1, 2014, of Ivy Investment Management Company, a new investment sub-adviser for the Mid Cap Growth Fund, a series of the Company (the “Fund”). The current investment sub-adviser to the Fund will cease providing sub-advisory services to the Fund prior to the open of the New York Stock Exchange on May 1, 2014.

This change will become effective without the need for any shareholder, contract owner, or policyholder action. The Company and Independence Capital Management, Inc. (“ICMI”) have received an order from the Securities and Exchange Commission that permits ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.

The appointment of the new investment sub-adviser will have no effect on the Fund’s investment objective or investment advisory fees. Shareholders, contract owners, and policyholders of the Fund will receive an Information Statement that provides additional information about the Fund’s new investment sub-adviser on or about May 1, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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